Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information and explanatory notes illustrate the effect of the merger on the consolidated financial position and results of operations of First Foundation Inc. (“First Foundation”) and of TGR Financial, Inc. (“TGR Financial”) based upon the companies’ respective historical consolidated financial positions and results of operations under the acquisition method of accounting with First Foundation treated as the acquirer. The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of First Foundation and TGR Financial. The historical consolidated financial statements of First Foundation are included in First Foundation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. The historical consolidated financial statements of TGR Financial are attached as Exhibit 99.1 and Exhibit 99.2 to the Current Report on Form 8-K/A (Amendment No. 1) filed by First Foundation with the Securities and Exchange Commission on January 13, 2022.

In accordance with generally accepted accounting principles in the United States of America, or GAAP, the assets and liabilities of TGR Financial will be recorded by First Foundation at their estimated fair values as of the acquisition date. The unaudited pro forma condensed combined balance sheet as of September 30, 2021 gives effect to the merger, as if the transaction had occurred on September 30, 2021. The unaudited pro forma condensed combined income statements for the nine months ended September 30, 2021 and the year ended December 31, 2020 assume the merger took place on January 1, 2020.

The unaudited pro forma condensed combined financial information includes First Foundation’s estimated adjustments to record assets and liabilities of TGR Financial at their respective fair values. These adjustments are subject to change depending on changes in interest rates and the components of assets and liabilities as of the merger date and as additional information becomes available and additional analyses are performed. The final amount and allocation of the purchase price will be determined after completion of analyses to determine the fair value of TGR Financial’s tangible and identifiable intangible assets and liabilities as of the date the merger was completed. Increases or decreases in the estimated fair values of the net assets acquired as compared with the information shown in the unaudited pro forma condensed combined financial information may change the amount of the purchase price allocated to goodwill and other assets and liabilities and may impact First Foundation’s statements of income due to adjustments in yield and/or amortization of the adjusted assets or liabilities. The final adjustments may be materially different from the unaudited pro forma adjustments presented herein.

First Foundation anticipates that the merger with TGR Financial will provide the combined company with financial benefits that include reduced combined operating expenses. The pro forma information, which is intended to illustrate the financial characteristics of the merger and the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue, or all integration costs that may be incurred and, accordingly, should not be considered a prediction of future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the period shown.

The pro forma shareholders’ equity and net income should not be considered indicative of the market value of First Foundation common stock or the actual or future results of operations of First Foundation for any period. Actual results may be materially different than the pro forma information presented.

The unaudited pro forma condensed combined financial statements included herein are presented for informational purposes only and do not necessarily reflect the financial results of the combined company had the companies actually been combined at the beginning of each period presented. As stated above, the adjustments included in these unaudited pro forma condensed combined financial statements are preliminary and may be revised.

1

First Foundation Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2021

(in thousands)

	First Foundation Inc.	TGR Financial, Inc.	Pro Forma Adjustments		Pro Forma Combined
Assets
Cash and cash equivalents	$783,376	$963,632	$(27,000	)(a)	$1,720,008
Securities available-for-sale	901,746	158,755	75,694	(b)	1,136,195
Securities held-to-maturity	-	74,573	(74,573	)(c)	-
Allowance for credit losses - investments	(10,098)	-	-		(10,098)
Net securities	891,648	233,328	1,121		1,126,097

Loans held for sale	501,433	-	-		501,433

Loans held for investment	5,308,959	1,107,548	(4,671	)(d)	6,411,836
Allowance for credit losses - loans	(20,985)	(18,086)	2,960	(e)	(36,111)
Net loans	5,287,974	1,089,462	(1,711)		6,375,725

Investment in FHLB stock	17,250	4,510	-		21,760
Deferred taxes	11,247	2,778	2,805	(f)	16,830
Premises and equipment, net	8,091	36,536	(4,180	)(g)	40,447
Bank owned life insurance	-	45,868	-		45,868
Goodwill and intangibles	94,083	5,269	112,886	(h)	212,238
Other assets	139,961	9,782	(839	)(i)	148,904
Total Assets	$7,735,063	$2,391,165	$83,082		$10,209,310

Liabilities and Shareholders' Equity
Liabilities:
Deposits	$6,844,978	2,047,477	313	(j)	8,892,768
Borrowings	12,500	157,442	1,929	(k)	171,871
Accounts payable and other liabilities	110,754	5,617	(3,327	)(l)	113,044
Total Liabilities	6,968,232	2,210,536	(1,085)		9,177,683

Shareholders' Equity
Common stock	45	17,670	(17,659	)(m)	56
Preferred stock	-	1,038	(1,038	)(n)	-
Additional paid-in-capital	436,835	89,092	193,917	(o)	719,844
Retained earnings	321,184	71,788	(90,013	)(p)	302,959
Accumulated other comprehensive income (loss)	8,767	1,041	(1,041	)(q)	8,767
Total Shareholders' Equity	766,831	180,629	84,167		1,031,627
Total Liabilities and Shareholders' Equity	$7,735,063	$2,391,165	$83,082		$10,209,310

The accompanying Notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Information.

2

First Foundation Inc.

Unaudited Pro Forma Condensed Combined Income Statement

For the Nine Months Ended September 30, 2021

(in thousands)

	First Foundation Inc.	TGR Financial, Inc.	Pro Forma Adjustments		Pro Forma Combined
Interest income:
Loans	$166,291	$38,594	$1,936	(a)	$206,821
Securities	14,739	4,086	(349	)(b)	18,476
FHLB stock, fed funds sold and interest-bearing deposits	1,500	1,701	-		3,201
Total interest income	182,530	44,381	1,587		228,498

Interest expense:
Deposits	10,763	2,719	-		13,482
Borrowings	441	1,403	(189	)(c)	1,655
Total interest expense	11,204	4,122	(189)		15,137

Net interest income	171,326	40,259	1,776		213,361

Provision for credit losses	(13)	6	-		(7)

Net income after provision for credit losses	171,339	40,253	1,776		213,368

Noninterest income:
Asset management, consulting and other fees	26,410	1,911	-		28,321
Bank owned life insurance	-	843	-		843
Gain on sale of loans	21,459	-	-		21,459
Other income	8,754	1,348	-		10,102
Total noninterest income	56,623	4,102	-		60,725

Noninterest expense:
Compensation and benefits	64,970	14,493	-		79,463
Occupancy, depreciation, and amortization	18,297	2,839	50	(d)	21,186
Professional services and marketing costs	8,729	967	-		9,696
Customer service costs	6,635	1,970	-		8,605
Other expenses	9,891	3,087	-		12,978
Total noninterest expense	108,522	23,356	50		131,928

Income before taxes on income	119,440	20,999	1,727		142,166
Taxes on income	33,805	4,698	483	(e)	38,986
Net income	$85,635	$16,301	$1,243		$103,179

Pro forma net income per share:
Basic	$1.91		$(0.07	)(f)	$1.84
Diluted	$1.90		$(0.07	)(f)	$1.83
Shares used in computation:
Basic	44,773,683		11,352,614	(g)	56,126,297
Diluted	44,977,863		11,352,614	(g)	56,330,477

The accompanying Notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Information.

3

First Foundation Inc.

Unaudited Pro Forma Condensed Combined Income Statement

For the Twelve Months Ended December 31, 2020

(in thousands)

	First Foundation Inc.	TGR Financial, Inc.	Pro Forma Adjustments		Pro Forma Combined
Interest income:
Loans	$216,798	$54,753	$2,971	(a)	$274,522
Securities	25,688	5,497	(465	)(b)	30,720
FHLB stock, fed funds sold and interest-bearing deposits	1,405	1,619	(5	)(c)	3,019
Total interest income	243,891	61,869	2,501		308,261

Interest expense:
Deposits	39,432	7,705	(313	)(d)	46,824
Borrowings	7,815	1,454	(195	)(e)	9,074
Total interest expense	47,247	9,159	(507)		55,899

Net interest income	196,644	52,710	3,008		252,362

Provision for credit losses	6,746	8,809	5,583	(f)	21,138

Net income after provision for credit losses	189,898	43,901	(2,575)		231,224

Noninterest income:
Asset management, consulting and other fees	29,465	2,208	-		31,673
Gain on sale of loans	15,140	-	-		15,140
Loss on sale of other real estate owned	-	(30)	-		(30)
Bank owned life insurance	-	801	-		801
Other income	10,042	927	(27	)(g)	10,942
Total noninterest income	54,647	3,906	(27)		58,526

Noninterest expense:
Compensation and benefits	73,868	17,846	-		91,714
Occupancy, depreciation, and amortization	23,892	3,805	28	(h)	27,725
Professional services and marketing costs	8,045	1,409	-		9,454
Customer service costs	7,445	2,242	-		9,687
Other expenses	12,528	4,045	15,561	(i)	32,134
Total noninterest expense	125,778	29,347	15,590		170,715

Income before taxes on income	118,767	18,460	(18,191)		119,036
Taxes on income	34,398	2,040	(5,094	)(j)	31,344
Net income	$84,369	$16,420	$(13,098)		$87,691

Pro forma net income per share:
Basic	$1.89		$(0.32	)(k)	$1.57
Diluted	$1.88		$(0.32	)(k)	$1.56
Shares used in computation:
Basic	44,639,430		11,352,614	(l)	55,992,044
Diluted	44,900,805		11,352,614	(l)	56,253,419

The accompanying Notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Information.

4

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(1)	Basis of Presentation

The unaudited pro forma condensed combined financial information and explanatory notes show the impact on the historical balance sheet and statements of income of First Foundation resulting from the TGR Financial merger under the acquisition method of accounting as required by the Financial Accounting Standards Board (“FASB”) accounting guidance on business combinations. Acquisition accounting requires that the assets purchased, the liabilities assumed and non-controlling interest all be reported in the acquirer’s financial statements at their fair value, with any excess of purchase consideration over the net assets being reported as goodwill at the close of business on the transaction date. The unaudited pro forma condensed combined balance sheet combines the historical financial information of First Foundation and TGR Financial as of September 30, 2021, and assumes that the merger was completed on that date. The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2021 and for the year ended December 31, 2020 give effect to the First Foundation and TGR Financial merger as if the transaction had been completed on January 1, 2020.

Since the transaction is being recorded using the acquisition method of accounting, all loans are recorded at fair value, including adjustments for credit quality, and no allowance for loan losses is carried over to First Foundation’s balance sheet.

(2)	Accounting Policies and Financial Statement Classifications

The accounting policies of TGR Financial are in the process of being reviewed in detail by First Foundation. Upon completion of such review, conforming adjustments or financial statement reclassifications may be determined.

(3)	Merger and Acquisition Integration Costs

In connection with the TGR Financial merger, the plan to integrate the operations of TGR Financial has yet to be fully executed. The actual actions of this plan will continue to be refined and implemented over the next several months, and will include assessing personnel, benefit plans, premises, equipment, and service contracts to determine where First Foundation may take advantage of redundancies. Certain decisions arising from these assessments may involve involuntary termination of employees, vacating leased premises, changing information systems, canceling contracts with certain service providers, selling or otherwise disposing of certain premises, furniture and equipment, and re-assessing a possible deferred tax asset valuation allowance from a potential change in control for tax purposes. First Foundation has also incurred merger-related costs including professional fees, legal fees, system conversion costs and costs related to communications with customers and others. There are costs associated with these actions, and upon execution, the cost will be recorded based on the nature of the actual cost and the timing of these integration actions. These costs will therefore affect First Foundation’s results of operations in the periods in which they are incurred

(4)	Estimated Annual Cost Savings or Revenue Opportunities

While First Foundation expects to realize cost savings from the merger, the pro forma information, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings, opportunities to earn additional revenue, or other factors that may result as a consequence of the merger and, accordingly, does not attempt to predict or suggest future results. Further, there can be no assurance the cost savings will be achieved in the amount, manner or timing currently contemplated.

(5)	Pro Forma Adjustments to Condensed Combined Balance Sheet at September 30, 2021

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined balance sheet at September 30, 2021. All adjustments are based on current assumptions and valuations, which are subject to change.

5

Pro Forma Adjustments to Combined Condensed Balance Sheet at September 30, 2021.

As of September 30, 2021
(dollars in thousands)
(a) Cash and cash equivalents adjustments
Cash paid by TGR Financial, Inc. to settle options	$(11,444)
Transaction costs associated with the purchase of TGR Financial, Inc.	(15,561)
Adjust certificates of deposit to fair value	5
Adjustment to cash and cash equivalents	$(27,000)
(b) Available-for-sale securities
Adjust the available-for-sale securities to fair value	$1,121
Reclassify held-to-maturity securities to available-for-sale securities	74,573
Adjustment to available-for-sale securities	$75,694
(c) Reclassify held-to-maturity securities to available-for-sale securities	$(74,573)
(d) Adjust the TGR Financial, Inc. loan portfolio to fair value	$(4,671)
(e) Allowance for credit losses - loans
Eliminate TGR Financial, Inc. Allowance for loan losses	$18,086
Adjust TGR Financial, Inc. credit loss reserve to fair value	(15,126)
Allowance for credit losses - loans adjustment	$2,960
(f) Deferred income tax asset on purchase accounting adjustments	$2,805
(g) Adjust the TGR Financial, Inc. premises and equipment to fair value	$(4,180)
(h) Goodwill created from the transaction:
Assets acquired	$2,391,165
Less: liabilities assumed	(2,210,536)
Purchase accounting adjustments:
Adjust the loan portfolio to fair value	(4,671)
Adjust credit loss reserve to fair value for PCD loans	(9,543)
Eliminate allowance for loan losses	18,086
Adjust available-for-sale securities to fair value	1,121
Adjust certificates of deposit to fair value	5
Core deposit intangible	3,280
Adjust right-of-use asset to fair value	(299)
Adjust time deposits to fair value	(313)
Adjust subordinated debt to fair value	(1,532)
Eliminate subordinated debt deferred issuance costs	(397)
Adjust right-of-use liability to fair value	299
Adjust unfunded commitments to fair value	(481)
Adjust the premises and equipment to fair value	(4,180)
Seller transaction costs associated with the purchase of TGR Financial, Inc.	(10,855)
Eliminate legacy TGR Financial goodwill	(5,269)
Eliminate First Foundation's investment in TGR Financial	(540)
Total pre-tax adjustments	(15,288)
Deferred income taxes	2,805
Total after-tax adjustments	(12,483)
Net assets acquired	168,146
Purchase price	283,021
Less: net assets acquired	(168,146)
Goodwill created from the transaction	114,875
Add: core deposit intangible adjustment	3,280
Less: adjustment to equity related to elimination of legacy TGR Financial goodwill	(5,269)
Goodwill and intangibles adjustment	$112,886
(i) Other assets
Adjust TGR Financial, Inc. right-of-use asset to fair value	$(299)
Eliminate First Foundation's investment in TGR Financial	(540)
Other asset adjustment	$(839)
(j) Adjust TGR Financial, Inc. time deposits to fair value	$313
(k) Borrowings
Adjust TGR Financial, Inc. subordinated debt to fair value	$1,532
Eliminate TGR Financial, Inc. deferred issuance costs	397
Borrowings adjustment	$1,929
(l) Accounts payable and other liabilities
Income tax payable on the transaction costs associated with the purchase of TGR Financial, Inc.	$(3,509)
Adjust right-of-use liability to fair value	(299)
Adjust unfunded commitments to fair value	481
Accounts payable and other liabilities adjustment	$(3,327)
(m) Common stock
Eliminate TGR Financial, Inc. common stock	$(17,670)
11,350,675 shares of First Foundation Inc. common stock issued to TGR Financial, Inc. common shareholders and holders of preferred stock at a par value of $0.001 per share	11
Common stock adjustment	$(17,659)
(n) Eliminate TGR Financial, Inc. preferred stock	$(1,038)
(o) Additional paid-in-capital
Eliminate TGR Financial, Inc. additional paid-in-capital	$(83,823)
11,350,675 shares of First Foundation Inc. common stock issued to TGR Financial, Inc. common shareholders and holders of preferred stock (Stock price = 22.21 on July 13, 2021)	283,009
Eliminate legacy goodwill	(5,269)
Additional paid-in-capital adjustment	$193,917
(p) Retained earnings
Eliminate TGR Financial, Inc. retained earnings	$(60,933)
Transaction costs associated with the purchase of TGR Financial, Inc.	(12,053)
Cash paid by TGR Financial, Inc. to settle options	(11,444)
Recognition of credit loss reserve - non-PCD loans	(5,583)
Retained earnings adjustment	$(90,013)
(q) Eliminate TGR Financial, Inc. accumulated other comprehensive income (loss)	$(1,041)

6

(6)	Pro Forma Adjustments to Condensed Combined Statement of Income for the Nine Months Ended September 30, 2021

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2021. All adjustments are based on current assumptions and valuations, which are subject to change.

Pro Forma Adjustments to Combined Condensed Income Statement for the Nine Months Ended September 30, 2021.

For the Nine Months Ended September 30, 2021
(dollars in thousands)
(a) Interest income - loans adjustments
Non-PCD loans fair value mark accretion	$1,557
PCD loans fair value interest mark accretion	379
Interest income - loans adjustment	$1,936
(b) Securities available-for-sale fair value mark amortization	$(349)
(c) Subordinated debt fair value mark amortization	$(189)
(d) Occupancy, depreciation, and amortization adjustments:
Eliminate premises and equipment depreciation	$(442)
Core deposit intangible asset amortization	492
Occupancy, depreciation, and amortization adjustment	$50
(e) Income tax expense on pre-tax adjustments	$483
(f) Earnings per share adjustments:
First Foundation Inc. net income	$85,635
TGR Financial, Inc. net income	16,301
Adjustments to net income	1,243
Pro forma combined net income	$103,179
Pro forma combined basic earnings per share	$1.84
Less First Foundation Inc. basic earnings per share	1.91
Adjustment to basic earnings per share	$(0.07)
Pro forma combined diluted earnings per share	$1.83
Less First Foundation Inc. diluted earnings per share	1.90
Adjustment to diluted earnings per share	$(0.07)
(g) Weighted average common shares outstanding for basic earnings per common share	44,773,683
First Foundation Inc. common stock issued to TGR Financial, Inc. shareholders	11,352,614
Shares used in computing basic earnings per common share	56,126,297
Weighted average common shares outstanding for diluted earnings per common share	44,977,863
First Foundation Inc. common stock issued to TGR Financial, Inc. shareholders	11,352,614
Shares used in computing diluted earnings per common share	56,330,477

(7)	Pro Forma Adjustments to Condensed Combined Statement of Income for the Year Ended December 31, 2020

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined statement of income for the year ended December 31, 2020. All adjustments are based on current assumptions and valuations, which are subject to change.

7

Pro Forma Adjustments to Combined Condensed Income Statement for the Twelve Months Ended December 31, 2020.

For the Twelve Months Ended December 31, 2020
(dollars in thousands)
(a) Interest income - loans adjustments
Non-PCD loans fair value mark accretion	$2,076
PCD loans fair value interest mark accretion	895
Interest income - loans adjustment	$2,971
(b) Securities available-for-sale fair value mark amortization	$(465)
(c) Certificates of deposit fair value mark accretion	$(5)
(d) Time deposits fair value mark accretion	$(313)
(e) Subordinated debt fair value mark amortization	$(195)
(f) Allowance for credit losses - non-PCD loans	$5,583
(g) Gain on the elimination of First Foundation Inc.'s investment in TGR Financial, Inc. securities	$(27)
(h) Occupancy, depreciation, and amortization adjustments:
Eliminate premises and equipment depreciation	$596
Core deposit intangible asset amortization	(568)
Occupancy, depreciation, and amortization adjustment	$28
(i) Transaction costs associated with the purchase of TGR Financial, Inc.	$15,561
(j) Income tax expense (benefit) on pre-tax adjustments	$(5,094)
(k) Earnings per share adjustments:
First Foundation Inc. net income	$84,369
TGR Financial, Inc. net income	16,420
Adjustments to net income	(13,098)
Pro forma combined net income	$87,691
Pro forma combined basic earnings per share	$1.57
Less First Foundation Inc. basic earnings per share	1.89
Adjustment to basic earnings per share	$(0.32)
Pro forma combined diluted earnings per share	$1.56
Less First Foundation Inc. diluted earnings per share	1.88
Adjustment to diluted earnings per share	$(0.32)
(l) Weighted average common shares outstanding for basic earnings per common share	44,639,430
First Foundation Inc. common stock issued to TGR Financial, Inc. shareholders	11,352,614
Shares used in computing basic earnings per common share	55,992,044
Weighted average common shares outstanding for diluted earnings per common share	44,900,805
First Foundation Inc. common stock issued to TGR Financial, Inc. shareholders	11,352,614
Shares used in computing diluted earnings per common share	56,253,419

8

UNAUDITED COMPARATIVE PER SHARE DATA

The following table presents basic and diluted per common share data, cash dividends and book value for First Foundation and TGR Financial on a historical basis, pro forma combined consolidated basis, and the combined entity on a pro forma equivalent basis. The pro forma basic and diluted earnings per share information was computed as if the merger had been completed on January 1, 2020. The pro forma book value per share information was computed as if the merger had been completed on December 31, 2020.

The information presented below should be read together with the historical consolidated financial statements and the related notes of First Foundation and TGR Financial. The historical consolidated financial statements of First Foundation are included in First Foundation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. The historical consolidated financial statements of TGR Financial are attached as Exhibit 99.1 and Exhibit 99.2 to the Current Report on Form 8-K/A (Amendment No. 1) filed by First Foundation with the Securities and Exchange Commission on January 13, 2022. The pro forma financial information is not necessarily indicative of results that actually would have occurred had the merger been completed on the dates indicated or that may be obtained in the future.

Comparative Per Share Information

	For the Nine Months Ended September 30, 2021		For the Twelve Months Ended December 31, 2020
	First Foundation	TGR Financial	First Foundation	TGR Financial
Income per common share:
Basic:
Historical	$1.91	$0.92	$1.89	$0.93
Pro Forma Combined / TGR Financial Pro Forma Equivalent (1)(2)	$1.84	$1.12	$1.57	$0.95
Diluted:
Historical	$1.90	$0.85	$1.88	$0.86
Pro Forma Combined / TGR Financial Pro Forma Equivalent (2)(3)	$1.83	$1.11	$1.56	$0.95
Book Value Per Share:
Historical	$17.06	$10.16	$15.58	$9.26
Pro Forma Combined / TGR Financial Pro Forma Equivalent (2)(4)	$18.32	$11.12	N/A	N/A
Dividend Per Share
Historical	$0.27	N/A	$0.28	N/A
Pro Forma Combined / TGR Financial Pro Forma Equivalent (2)	$0.27	$0.16	$0.28	$0.17

(1) The First Foundation pro forma combined values were calculated by dividing pro forma combined net income by pro forma equivalent weighted average basic shares.

(2) The TGR Financial pro forma equivalent per share amounts are calculated by multiplying the First Foundation pro forma combined per common share amounts by the merger per share exchange ratio of 0.6068.

(3) The First Foundation pro forma combined values were calculated by dividing pro forma combined net income by pro forma combined equivalent weighted average diluted shares.

(4) The First Foundation pro forma combined values were calculated by dividing total pro forma combined shareholders’ equity by pro forma combined common shares outstanding as of the period end.

9